This document is a copy to the Form 8-K
           pursuant to a Rule 201 temporary hardship exemption

                  SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549



                               FORM 8-K

                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date  of Report (Date of earliest event reported): December 23, 1997



                 EVANS WITHYCOMBE RESIDENTIAL, L.P.
         (Exact Name of Registrant as Specified in Charter)



DELAWARE                         0-22109                    86-0766007
(State or other         (Commission File Number)        (IRS  Employer
Jurisdiction of                                          Identification No.)
Incorporation)

         TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300



6991 EAST CAMELBACK ROAD, SUITE A-200, SCOTTSDALE, ARIZONA 85251
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

    1(A) On December 23, 1997, 32 limited partners of Evans
Withycombe    Residential,   L.P.,   a   Delaware   limited
partnership ("EWRLP"),  who  collectively  owned  99.3%  or
24,811,438  of  the 24,978,056 units of limited partnership
interest  in  EWRLP   ("EWRLP  Units")  outstanding  as  of
December 23, 1997 consented to: (a) the contribution of all
of the assets (subject  to  its  liabilities)  of  EWRLP in
exchange  for units of limited partnership interest in  ERP
Operating  Limited   Partnership,   an   Illinois   limited
partnership ("ERP"), (the "Asset Contribution") pursuant to
that certain Asset Contribution Agreement dated August  27,
1997, by and between ERP and EWRLP (the "Asset Contribution
Agreement");  (b)  an  amendment  to  the EWRLP Partnership
Agreement  dated  August  14, 1997 (the "EWRLP  Partnership
Agreement"), which among other  things,  (i)  allows Equity
Residential   Properties  Trust,  a  Maryland  real  estate
investment trust ("EQR") and ERP to serve as co-general partners of EWRLP, (ii) reduces each outstanding EWRLP Unit equal to the number of EWRLP Units so exchanged multiplied by 0.5, (iii) eliminates certain restrictions that the EWRLP Partnership Agreement would place upon EQR and ERP as co-general partners of EWRLP, (iv) permits the Asset
Contribution, (v) permits the liquidation of EWRLP upon the terms contained in the Asset Contribution Agreement and
(vi) ratifies the revocation of an amendment adopted on June 18, 1997, by Evans Withycombe Residential, Inc., a
Maryland real estate investment trust, in its then capacity as general partner of EWRLP, to Section 11.2 of the EWRLP
Partnership Agreement.

    Also  on  such  date,  31  limited  partners  of  EWRLP
contributed an aggregate of 4,234,218 EWRLP Units to ERP in
exchange  for  an aggregate of 2,117,109 units  of  limited
partnership interest  of  ERP.  As a result of an amendment
to the EWRLP Partnership Agreement  and the merger of Evans
Withycombe  Residential,  Inc.,  a  Maryland   real  estate
investment trust into EQR, EQR and ERP became the general partners of EWRLP.

    1(B)SECURITY  OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS
        OF DECEMBER 23, 1997

TITLE OF             NAME                 AMOUNT            PERCENT
  CLASS           AND ADDRESS           AND NATURE OF         OF
                OF BENEFICIAL OWNER     BENEFICIAL           CLASS
                                         OWNERSHIP
Limited        Equity Residential     3,387,374 Units        80.0%
Partnership    Properties Trust         of Limited
Interests      Two North Riverside      Partnership
               Plaza                   Interest
               Suit 400
               Chicago, Illinois 60606

Limited        ERP Operating Limited   846,844 Units         19.3%
Partnership    Partnership              of Limited
Interests      Two North Riverside      Partnership
               Plaza                   Interest
               Suit 400
               Chicago, Illinois 60606

General        Equity Residential      42,342 Units          50.0%
Partnership    Properties Trust         of General
Interests                               Partnership
                                       Interest

General        ERP Operating Limited   42,342 Units          50.0%
Partnership    Partnership              of General
Interests                               Partnership
                                       Interest


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    See Item 1 above.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EVANS WITHYCOMBE RESIDENTIAL, L.P.


                              By:  EQUITY RESIDENTIAL PROPERTIES TRUST,
                              its General Partner


                              By:  /s/ Shelley L. Dunck
                              Shelley L. Dunck, Vice President


     Dated: December 23, 1997